Ultra Chem Group Combined Financial Statements as of and for the Years Ended December 31, 2015 and 2014, and Independent Auditors' Report

Ultra Chem Group Independent Auditors’ Report and Financial Statements 2015 and 2014 Table of Contents Page Independent Auditor’s Report 1 Combined Balance Sheets 2 Combined Statements of Income and Other Comprehensive Income 3 Combined Statements of Stockholders' Equity 4 Combined Statements of Cash Flows 5 Notes to the Combined Financial Statements 7

T: +52 (55) 5901 3900 | www.pkfmexico.com PKF México | Boulevard Manuel Ávila Camacho No. 170 Piso 2 | Col. Reforma Social | 11650 México, D.F. Contadores y Asesores de Negocios PKF México, S.C. y/o PKF México Williams y Cía., S.C. es miembro de PKF International Limited, una asociación de firmas miembro legalmente independientes, y no acepta ninguna responsabilidad por las acciones o inacciones de parte de cualquier otra firma miembro. Contadores y Asesores de Negocios PKF México, S.C. y/o PKF México Williams y Cía., S.C. is member of PKF International Limited, an association of legally independent firms, and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firms. Independent Auditor’s Report To the Board of Directors and Stockholders of Ultrachem Group. We have audited the accompanying combined balance sheets of Ultrachem Group. as of December 31, 2015 and 2014, and the related combined statements of income and other comprehensive income, changes in stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the auditing standards generally accepted in the United States of America (USGAAS). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Ultrachem Group at December 31, 2015 and 2014, and the combined results of its operations and its cash flows for each of the two years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Contadores y Asesores de Negocios PKF México, S.C. Javier Durán Robles Audit Partner Mexico City March 28, 2017

2 Ultra Chem Group Combined Balance Sheets As of December 31, 2015 and 2014 (In U.S. dollars) Assets 2015 2014 Current assets: Cash and cash equivalents $ 176,906 $ 86,236 Accounts receivable – Net of allowance of doubtful accounts of $450,435 for fiscal years ended December 31, 2015 and 2014 (note 3) 10,803,905 9,504,452 Other receivables 85,424 163,070 Recoverable taxes (note 5) 869,408 1,140,814 Inventories (note 6) 7,365,117 8,189,517 Advanced payments 189,157 112,035 Total current assets 19,489,917 19,196,124 Non-current assets: Machinery and equipment – Net (Note 7) 378,597 330,640 Deferred income taxes (Note 11) 172,563 172,288 Total non-current assets 551,160 502,928 Total assets $ 20,041,077 $ 19,699,052 Liabilities and stockholders' equity Current liabilities: Short-term borrowing (note 8) $ 437,119 $ 1,400,674 Accounts payable 9,885,096 10,748,139 Other payables 254,450 218,467 Accrued liabilities 1,714 2,593 Income taxes payable (note 11) 1,107,550 397,735 Statutory employee profit sharing 42,956 22,269 VAT due pending collection 1,589,534 1,363,767 Total current liabilities 13,318,419 14,153,644 Employee Benefits (note 9) 82,028 81,108 Contingencies (note 12) - - Total Liabilities $ 13,400,447 $ 14,234,752 Stockholders' equity: Common stock (note 10) 1,112,664 1,103,922 Accumulated other comprehensive loss (158,145) (61,570) Retained earnings 3,902,910 3,138,966 Income for the year 1,783,201 1,282,982 Total stockholders' equity 6,640,630 5,464,300 Total liabilities and stockholders’ equity $ 20,041,077 $ 19,699,052 The accompanying notes are an integral part of these combined financial statements.

3 Ultra Chem Group Combined Statements of Income and Comprehensive Income For the years ended December 31, 2015 and 2014 (In U.S. dollars) 2015 2014 Net sales $ 56,669,215 $ 47,443,084 Cost of sales 47,073,137 40,268,314 Gross Profit 9,596,078 7,174,770 General expenses 782,257 714,792 Administrative expenses 2,993,984 2,815,589 Operating expenses 1,810,702 2,069,830 Operating income 4,009,135 1,574,559 Other income (expense): Interest expense – Net (119,821) (80,871) Other income , net 284,880 275,118 Foreign currency exchange loss – Net (1,167,278) (15,290) Income before income taxes 3,006,916 1,753,516 Income taxes (note 11) 1,223,715 470,534 Net income $ 1,783,201 $ 1,282,982 Other comprehensive loss (the tax effects for each component is not material) Foreign currency translation adjustment (96,835) (54,678) Employee benefits 260 (3,683) Total comprehensive income $ 1,686,626 $ 1,224,621 The accompanying notes are an integral part of these combined financial statements.

4 Ultra Chem Group Combined Statements of Stockholders' Equity For the years ended December 31, 2015 and 2014 (In U.S. dollars) Common Stock Retained Earnings Accumulated other comprehensive loss Total Stockholders' Equity January 1, 2014 $ 851,711 $ 1,994,263 $ (3,209) $ 2,842,765 Common stock increase due to merger 252,211 1,348,302 - 1,600,513 Comprehensive income: Net income - 1,282,982 - 1,282,982 Accumulated other comprehensive loss - - (58,361) (58,361) Dividends paid - (203,599) - (203,599) December 31, 2014 1,103,922 4,421,948 (61,570) 5,464,300 Capital Contribution 8,742 - - 8,742 Comprehensive income: - - - - Net income - 1,783,201 - 1,783,201 Accumulated other comprehensive loss - - (96,575) (96,575) Dividends paid - (519,038) - (519,038) December 31,2015 $ 1,112,664 $ 5,686,111 $ (158,145) $ 6,640,630 The accompanying notes are an integral part of these combined financial statements.

5 Ultra Chem Group Combined Statements of Cash Flows For the years ended December 31, 2015 and 2014 (In U.S. dollars) 2015 2014 Cash flows from operating activities: Net income $ 1,783,201 $ 1,282,982 Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Depreciation expense 114,239 108,450 Machinery and equipment write-offs 35,689 - Accounts receivable write-offs 216,630 235,883 Inventories write-offs 221,098 134,718 Employee benefits 14,636 19,826 Deferred income taxes (4,391) (116,288) Changes in operating assets and liabilities: Accounts receivable (1,516,983) (2,077,460) Other receivables 5,330 289,191 Recoverable taxes 259,033 (472,595) Guarantee deposits (2,577) - Advance payments (7,158) (6,250) Inventories 578,529 (3,425,693) Accounts payable (859,125) 3,177,714 Other payables 18,761 11,102 Accrued liabilities 465,236 658,302 Income taxes payable 581,056 113,348 Statutory employee profit sharing 26,843 (10,610) Net cash provided by (used in) operating activities 1,930,047 (77,380) Cash flows from investing activities: Acquisition due to merger - 38,711 Acquisitions of machinery and equipment (224,969) (186,217) Net cash used in investing activities (224,969) (147,506) Cash flows from financing activities: Capital contributions 8,742 - Proceeds from notes payable 164,465 1,880,901 Repayments of notes payable (1,128,019) (1,349,993) Dividends paid (519,038) (203,599) Net cash (used in) provided by financing activities (1,473,850) 327,309

6 2015 2014 Effect of exchange rate changes on cash and cash equivalents (140,558) (75,688) Increase in cash and cash equivalents 90,670 26,735 Cash and cash equivalents - Beginning of year 86,236 59,501 Cash and cash equivalents - End of year $ 176,906 $ 86,236 Supplemental disclosures of cash flow information: Interest paid $ 120.557 $ 76,047 Income taxes paid $ 611,003 $ 403,787 The accompanying notes are an integral part of these combined financial statements

7 Ultra Chem Group Notes to the Combined Financial Statements As of and for the years ended December 31, 2015 and 2014 (Amounts in tables are in U.S. dollars) 1. Basis of Presentation and Nature of Operations Basis of Presentation - The accompanying combined financial statements present the financial position of Ultra Chem, S de R.L. de C.V. (“Ultra Chem”), Global Chem, S de R.L. de C.V. (“Global Chem”), and Chem Servicios, S de R.L. de C.V. (“Chem Servicios”) (together on a combined basis, "Ultra Chem Group") as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended. In these notes to our combined financial statements, the terms "Companies," "we," "our," and "us" refer to Ultra Chem, S de R.L. de C.V., Global Chem, S de R.L. de C.V., and Chem Servicios, S de R.L. de C.V. on a combined basis, as the context may require. Ultra Chem, S de R.L. de C.V. was formed as a limited liability company on May 23, 2000, pursuant to and in accordance with the Act. N. 50,791. Global Chem, S de R.L. de C.V. was formed as a limited liability company on March 28, 2007, pursuant to and in accordance with the Act. N. 130,637. Chem Servicios, S de R.L. de C.V. was formed as a limited liability company on March 7, 2007, pursuant to and in accordance with the Act. N.130,558. Our fiscal year end is December 31. Nature of Operations - Ultra Chem is a distributor of chemicals and plastics in Mexico and United States. In connection with the distribution of chemicals products, Ultra Chem provides value-added services such as custom blending, packaging and re-packaging, private-label manufacturing. Global Chem manufactures chemicals and plastics and sells mainly to Ultra Chem their products within Mexico. Chem Servicios provides personnel and management services to Ultra Chem and Global Chem. 2. Significant Accounting Policies and Recent Accounting Pronouncements Significant Accounting Policies Principles of Combination – The accompanying combined financial statements include all the accounts of the Companies with significant intercompany transactions and balances having been eliminated upon combination. Use of Estimates – Our combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the amounts reported and disclosed in our combined financial statements. We provide allowances for doubtful accounts arising, which are based upon a specific review of certain outstanding receivables and consider factors such as customer credit, historical and recent transactions with the customers. In determining the amounts of the allowances, we are required to make certain estimates and assumptions. Accruals for potential liabilities related to any lawsuits or claims brought against us, determination of fair value of financial instruments, calculation of income tax assets, income tax liabilities and uncertain tax positions, valuation allowance on deferred tax assets, as well as other liabilities, require that we apply significant judgment in determining the appropriate assumptions for use in the calculation of financial estimates. We also must estimate the useful lives assigned to our assets. Actual results may differ from these estimates and assumptions.

8 Fair Value Measurements - In accordance with the authoritative guidance on fair value measurements and disclosures, Ultra Chem Group measures nonfinancial assets and liabilities subject to nonrecurring measurement and financial assets and liabilities subject to recurring measurement based on a hierarchy that prioritizes inputs to valuation techniques used to measure the fair value. Inputs used in determining fair value should be from the highest level available in the following hierarchy: Level 1 - Inputs based on quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access Level 2 - Inputs based on quoted prices for similar assets or liabilities, quoted market prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities Level 3 - Inputs are unobservable for the asset or liability and typically based on an entity's own assumptions as there is little, if any, related market activity At December 31, 2015 and 2014, the Companies had assets that under certain conditions would be subject to measurement at fair value on a nonrecurring basis, such as long-lived assets subject to fair value measurement when an impairment loss is recorded. Recognition of these assets at their fair value would be determined utilizing Level 3 inputs. Cash and Cash Equivalents – Cash and cash equivalents, include cash balances, bank deposits in Mexico and other highly liquid investments with minor risks by change in value. Accounts Receivable and Allowance for Doubtful Accounts - Accounts receivable are recorded net of discounts and allowance for doubtful accounts. The Companies perform ongoing credit evaluations of its customers and generally does not require collateral from them. In the event of the collectability of a receivable is in doubt, we will record an increase in our allowance for doubtful accounts or record a direct write-off of the receivable after exhaustive efforts at collection. Inventories - Inventories are carried at the lower of cost or market using the weighted average cost method. Provisions have been made to reduce excess or obsolete inventories to their estimated market value. Advance payments – Advance payments consists primarily of prepaid insurance, prepaid taxes, prepaid operating supplies and guarantee deposits. Machinery and Equipment - Machinery and equipment is stated at cost and their components are depreciated over the estimated useful lives reported below using the straight-line method. Estimated Useful Lives Furniture and fixtures 10 years Machinery and plant equipment 10 years Vehicles 4 years Computer equipment 3-4 years Improvements 5 years Expenditures for renewals and betterments, which increase the estimated useful life or capacity of the assets, are capitalized. Repairs and maintenance that do not extend the useful life of the asset are expensed as incurred. Gains and losses on dispositions of Machinery and equipment are included in costs and expenses in the accompanying combined statements of operations. Leases – Ultra Chem Group leases certain machinery and equipment in the ordinary course of business. The leases are classified as operating leases and are recognized as an expense in the combined statements of operations on a straight-line basis over the lease term. Contingencies- Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Gain contingencies are not recorded until management determines it is certain that the future event will become or does become a reality.

9 Accumulated Other Comprehensive Loss - Accumulated other comprehensive loss includes unrealized losses relating to Employee benefits’ actuarial gains and losses. It also includes foreign currency translation adjustments from Mexican peso to the U.S. dollar, because the functional currency of Global Chem and Chem Servicios is Mexican Peso. Revenue Recognition - Revenue generated from our operations is recognized when the benefits are transferred to our customers, which occurs when products are delivered in fulfillment of their orders. Deposits collected in advance of a customer's arrival are deferred in accrued liabilities and are recognized as revenue when the related services are provided to the customer. Income Taxes - The Ultra Chem Group is subject to Mexican income taxes on a non-basis as levied by the Mexican taxing authority as Mexican income tax ("ISR"). Realization of future tax benefits related to deferred tax assets is dependent on many factors, including the Ultra Chem Group’s ability to generate future Mexican taxable income. The valuation allowance is adjusted in the period we determine it is more likely than not that deferred tax assets will or will not be realized. Foreign currency financial statements - The accompanying combined financial statements, have been adjusted to conform with accounting principles generally accepted in the United States of America (U.S. GAAP) and have been translated into U.S. dollars as discussed below. The financial statements are translated into US dollars (presentation currency), considering the following methodologies: For Global Chem and Chem Servicios, whose functional currency and registration currency are the same (Mexican Peso), convert their financial statements to the presentation currency using the following exchange rates: 1) closing for assets and liabilities; 2) historical for stockholders' equity and 3) the date of accrual for income, costs and expenses. The conversion effects are recorded in other comprehensive income. For Ultra Chem, whose registration currency (Mexican Peso) is different from its functional currency (US dollar), convert their financial statements from the registration currency to the functional currency, using the following exchange rates: 1) closing for monetary assets and liabilities; 2) historical for non-monetary assets, non-monetary liabilities and stockholders' equity, and 3) the date of accrual for income, costs and expenses, except for those that come from non-monetary items that are converted at the historical exchange rates. The conversion effects, are recorded in the foreign exchange gain (loss). Relevant exchange rates used in the preparation of the combined financial statements were as follows (Mexican pesos per one U.S. dollar): 2015 2014 Current exchange rate as of December 31, 17.34 14.73 Weighted average exchange rate for the year ended December 31, 15.85 13.29 Recent Accounting Pronouncements - In May 2014 the FASB issued ASU 2014-09, Revenue Recognition (Topic 606) Revenue from Contracts with Customers. This ASU prescribes a single comprehensive model for entities to use in the accounting of revenue arising from contracts with customers and requires expanded disclosures surrounding the Company’s revenue transactions. Entities are required to adopt this ASU in annual reporting periods beginning after December 15, 2018 with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. There are two transition options available to entities: the full retrospective approach or the modified retrospective approach. Under the full retrospective approach, the Ultra Chem Group would restate prior periods in compliance with Accounting Standards Codification 250, Accounting Changes and Error Corrections. Alternatively, the Ultra Chem Group may elect the modified retrospective approach, which allows for the new revenue standard to be applied to existing contracts as of the effective date and record a cumulative catch-up adjustment to retained earnings. The Companies are in the process of evaluating the potential effects of this standard and believes it may have a significant impact on its combined financial statements. In In January 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards

10 Update (“ASU”) ASU 2015-01, Income Statement-Extraordinary and Unusual Items (Subtopic 225-20). The amendments in this ASU eliminate the concept of extraordinary items and will no longer require separate classification of them within the statement of operations. Presentation and disclosure guidance for items that are unusual in nature or occur infrequently are retained and are expanded to include items that are both unusual in nature and infrequently occurring. The guidance in this ASU is effective for fiscal years beginning after December 15, 2015. The adoption of this ASU did not have a material impact on the Companies’ combined financial statements. In November 2015, the FASB issued ASU 2015-17-Income Taxes (Topic 740). Balance Sheet Classification of Deferred Taxes. This ASU requires an entity to classify all deferred tax assets and liabilities as non-current. These amendments are effective for fiscal years beginning after December 15, 2017 and interim periods within annual periods beginning after December 15, 2018, although early adoption is permitted. The deferred taxes for fiscal year ended December 31, 2014, was reclassified to conform to current year presentation. In November 2015, the FASB issued ASU 2016-02-Leases (Topic 842). This ASU requires all leases with terms greater than12 months, whether finance or operating, to be recorded on the balance sheet, reflecting a liability to make lease payments and a right-to-use asset representing the right to use the underlying asset for the lease term. The recognition, measurement and presentation of expenses and cash flows arising from a lease by a lessee will not significantly change from current U.S. GAAP. These amendments are effective for the reporting periods beginning after December 15, 2019 with early adoption permitted. An entity will be required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. The Companies are in the process of evaluating the potential effects of this standard and believes it may have a significant impact on its combined financial statements due, in part, to its substantial number of operating lease. 3. Accounts receivable, net of allowance for doubtful accounts A summary of accounts receivable, net at December 31, 2015 and 2014 was: 2015 2014 Accounts receivable $ 11,254,340 $ 9,954,887 Allowance for doubtful accounts (450,435) (450,435) Accounts receivable, net $ 10,803,905 $ 9,504,452 The Companies directly wrote-off $216,630 and $235,883 of accounts receivable during the fiscal years ended December 31, 2015 and 2014, respectively. 4. Related-party transactions A summary of amounts incurred to related parties during 2015 and 2014 is presented below: 2015 2014 Accounts receivable: Owed from Chem Servicios to Ultra Chem $ 689,647 $ 615,226 Owed from Chem Servicios to Global Chem 207,440 267,450 Total $ 897,087 $ 882,676 Accounts payable Owed to Chem Servicios from Ultra Chem $ 813,545 $ 669,278 Owed to Global Chem from Ultra Chem 83,542 127,081 Owed to Ultra Chem from Global Chem - 86,317 Total $ 897,097 $ 882,676

11 For the years ended in December 2015 and 2014, Ultra Chem Group entered into the following party transactions: 2015 Ultra Chem Chem Servicios Global Chem Services: Sale/purchase of inventories $ 1,111,431 $ - $ 1,111,431 Administrative services 3,942,428 4,094,160 151,732 Freight services 26,514 26,514 - Billed Interest 7,237 7,237 - 2014 Ultra Chem Chem Servicios Global Chem Services: Sale/purchase of inventories $ 1,268,410 $ - $ 1,268,410 Administrative services 3,553,206 3,740,873 187,667 Freight services 90,963 90,963 - Other services 75,215 - 75,215 5. Recoverable taxes Recoverable taxes at December 31, 2015 and 2014 are presented below: 2015 2014 Income taxes $ 31,211 $ 95,968 VAT receivable 838,197 1,044,846 $ 869,408 $ 1,140,814 6. Inventories A summary of amounts of inventories at December 31, 2015 and 2014 is presented below: 2015 2014 Inventories $ 7,407,864 $ 8,232,264 Obsolete inventory reserve (42,747) (42,747) Total $ 7,365,117 $ 8,189,517 The Companies directly wrote-off $221,098 and $134,718 of inventories during the fiscal years ended December 31, 2015 and 2014, respectively due to obsolescence.

12 7. Machinery and equipment Machinery and equipment at December 31, 2015 and 2014 are presented below: 2015 2014 Machinery and plant equipment $ 201,521 $ 224,229 Vehicles 480,704 460,566 Furniture and fixtures 44,623 29,531 Computer equipment 86,373 78,794 Improvements 8,716 - Total 821,937 793,120 Less accumulated depreciation (443,340) (462,480) Machinery and equipment – net $ 378,597 $ 330,640 Depreciation expense for the years ended December 31, 2015 and 2014 was $114,239 and $108,450, respectively. 8. Short-term borrowing Since February 13, 2008, Ultra Chem has a short-term loan with Banco Nacional de México S.A. de C.V. the borrowing amount as of December 31, 2014, was $382,676 (USD equivalent). Additionally on December 11 and 16, 2014, Ultra Chem subscribed three notes payable for the amount of $1,017,998 total (USD equivalent) $339,333 (USD equivalent) each one, at a stated interest rate of 7%. On May 20, 2015, Ultra Chem signed a contract with Banco Nacional de México S.A. de C.V. in which the short-term loan was converted into a line of credit up to $1,441,770 (USD equivalent as of December 31 2015) with a maturity date of May 27, 2016. The annual interest rate was TIIE (Interbank equilibrium rate by its acronym in Spanish) plus an applicable margin of 4.0% for fiscal year ended December 31, 2015. The outstanding borrowing balances for this line of credit as of December 31, 2015 and 2014 was $437,119 and $1,400,674 respectively, and weighted average interest rate of 7.42% and 7%, respectively. 9. Employee Benefits Information related to Chem Servicios’ seniority premium benefits and statutorily mandated severance benefits is as follows: Chem Servicios uses as its measurement date for its seniority premium and severance benefits, December 31. Seniority Premium Benefits Severance Benefits 2015 2014 2015 2014 As of December 31: Accumulated benefit obligation $ 36,221 $ 37,643 $ 45,807 $ 43,465

	Seniority Premium Benefits 2015	Seniority Premium Benefits 2014	Severance Benefits 2015	Severance Benefits 2014
Change in benefit obligation:				
Benefit obligation at				
Beginning of year	$ 37,643	$ 33,867	$ 43,465	$ 37,530
Service cost	6,289	4,936	5,594	4,378
Interest cost	2,700	2,275	2,988	2,417
Actuarial loss	(3,467)	1,230	2,991	4,499
Exchange rate	(6,944)	(4,665)	(9,231)	(5,359)
Benefit obligation at end of year	$ 36,221	$ 37,643	$ 45,807	$ 43,465

Amounts recognized in accumulated other comprehensive income consist of:

	Seniority Premium Benefits 2015	Seniority Premium Benefits 2014	Severance Benefits 2015	Severance Benefits 2014
Net actuarial loss (gain)	$ (3,467)	$ 1,230	$ 2,991	$ 4,499

Net periodic benefits cost is comprised as follows:

	Seniority Premium Benefits 2015	Seniority Premium Benefits 2014	Severance Benefits 2015	Severance Benefits 2014
Components of net periodic Benefits cost:				
Service cost	$ 6,289	$ 4,936	$ 5,594	$ 4,378
Interest cost	2,700	2,275	2,988	2,417
Net periodic benefits cost	$ 8,989	$ 7,211	$ 8,582	$ 6,795

	Seniority Premium Benefits 2015	Seniority Premium Benefits 2014	Severance Benefits 2015	Severance Benefits 2014
Weighted-average assumptions used to determine benefit obligations as of December 31: i				
Discount rate	6.8 %	6.7 %	6.8 %	6.7 %
Rate of compensation increase	7.0 %	7.0 %	7.0 %	7.0 %

10. Stockholders' equity

Common stock consists of fixed and variable social parts. As of December 31, 2015 and 2014 the fixed common stock is $1,112,664 and $1,103,922, respectively. Variable capital may be increased without limitation.

Due to the merger of Ultra Chem with Chem Stone, S. de R.L. de C.V. and Adichem, S. de R.L. de C.V. carried out since January 1, 2014 the common stock increased in the amount of $252,211.

During the fiscal year 2015, Chem Servicios carried out an increase in common stock for the amount of $2,827 due to partners' contribution.

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14 During the fiscal year 2015, Global Chem carried out an increase in common stock for the amount of $5,915 due to partners’ contribution. 11. Income taxes The statutory income tax rate in Mexico is 30%. Income tax expense (benefit) for the years ended December 31, 2015 and 2014 was comprised of the following: 2015 2014 Current income tax expense $ 1,227,827 $ 474,393 Deferred income tax benefit (4,112) (3,859) Total $ 1,223,715 $ 470,534 The effective income tax rate for the years ended December 31, 2015 and 2014, differs from the Mexican statutory income tax rate as follows: 2015 2014 Statutory income tax rate 30% 30% Non-deductible expenses 6% 11% Inflation gain recorded for tax purposes (1%) (15%) Other effects in changes in tax law 4% 1% Effective tax rate 39% 27% 2015 2014 As of December 31, 2015 and 2014; the deferred taxes are as follows: Accounts receivable $ 135,131 $ 135,131 Inventory 12,824 12,824 Employee benefits 24,608 24,333 Total deferred tax asset $ 172,563 $ 172,288 Uncertain tax positions - The Companies had no uncertain tax positions for the fiscal years ended December 31, 2015 and 2014. 12. Commitments, contingencies and litigation Operating Leases We are a lessee of office buildings, transportation equipment, and warehouses under operating lease agreements that expire at various dates. Rent expense was $732,997 and $722,570 for the fiscal years ended December 31, 2015 and 2014, respectively. Future minimum non-cancellable rental payments as of December 31, 2015 are as follows: 2016 $ 685,201 2017 646,185 2018 444,909 2019 416,044 2020 155,759 Thereafter - Total $ 2,348,098 From time to time, we are involved in certain litigation and claims incidental to our business. We do not believe, based on currently available information, that these matters will have a material adverse effect on our financial position, results of operations, or cash flows.

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